                                  EXHIBIT 99.4

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                            GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Current Principal Balance ($)   Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00             41    3,237,947.18     10.36     7.366         341     80.00       637
100,000.01 - 150,000.00            58    7,124,248.76     22.79     7.051         350     79.86       634
150,000.01 - 200,000.00            36    6,285,477.93     20.11     6.956         338     79.89       629
200,000.01 - 250,000.00            18    4,080,752.13     13.05     6.771         339     79.53       631
250,000.01 - 300,000.00            13    3,566,011.99     11.41     7.065         359     78.64       633
300,000.01 - 350,000.00             5    1,593,382.17      5.10     7.456         359     80.00       676
350,000.01 - 400,000.00             7    2,564,175.94      8.20     6.529         359     79.76       652
400,000.01 - 450,000.00             2      839,228.40      2.68     6.420         359     80.00       643
450,000.01 - 500,000.00             3    1,424,828.25      4.56     7.408         358     80.00       721
500,000.01 - 550,000.00             1      542,912.11      1.74     5.990         358     80.00       627
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: $50,323.44
Max: $542,912.11
Average: $169,885.68
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate              Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
5.500 - 5.999                       6    1,670,941.27      5.35     5.934         337     80.00       628
6.000 - 6.499                      23    4,622,713.22     14.79     6.271         337     79.87       661
6.500 - 6.999                      69   12,950,192.58     41.43     6.808         353     79.54       640
7.000 - 7.499                      51    6,764,738.47     21.64     7.294         347     79.88       625
7.500 - 7.999                      25    3,304,960.02     10.57     7.715         345     79.94       640
8.000 - 8.499                       6    1,118,240.62      3.58     8.306         357     80.00       660
8.500 - 8.999                       3      727,227.35      2.33     8.652         358     78.04       647
9.500 - 9.999                       1       99,951.33      0.32     9.550         359     80.00       673
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: 5.620
Max: 9.550
Weighted Average: 6.988
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
FICO                            Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
575 - 599                          25    3,803,952.11     12.17     7.039         341     80.00       595
600 - 624                          59    9,186,262.23     29.39     6.940         351     79.75       614
625 - 649                          44    7,292,330.41     23.33     6.918         342     79.16       634
650 - 674                          27    5,374,867.77     17.19     7.173         350     79.88       661
675 - 699                          19    3,586,844.99     11.47     7.163         353     80.00       683
700 - 724                           6      989,476.18      3.17     6.702         359     80.00       707
725 - 749                           3      549,382.86      1.76     6.797         359     80.00       739
775 - 799                           1      475,848.31      1.52     6.000         358     80.00       797
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: 585
Max: 797
NZ Weighted Average: 640
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 1 of 5

POPULAR ABS 2005-5                            GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Original LTV                    Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
70.00 - 74.99                       1      279,770.03      0.90     6.990         359     70.00       640
75.00 - 79.99                      12    2,519,206.53      8.06     7.032         359     77.53       636
80.00 - 80.00                     171   28,459,988.30     91.05     6.984         347     80.00       641
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: 70.00
Max: 80.00
Weighted Average: 79.71
% > 80: 0.00
% > 90: 0.00
% > 95: 0.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
Original CLTV Including          # of       Principal      Curr     Gross   Remaining   Average   Average
Silent Seconds                  Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
85.00 - 89.99                       2      392,640.85      1.26     8.019         359     76.37       613
90.00 - 94.99                       9    2,706,051.69      8.66     6.502         358     78.88       627
95.00 - 99.99                      16    3,471,791.95     11.11     6.612         348     78.85       666
100.00>=                          157   24,688,480.37     78.98     7.078         347     79.98       639
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: 70.00
Max: 80.00
Weighted Average: 79.71
% > 80: 0.00
% > 90: 0.00
% > 95: 0.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Original Term (months)          Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
120                                 1      101,818.09      0.33     7.300         119     80.00       599
180                                12    1,705,197.75      5.46     6.786         178     80.00       632
360                               171   29,451,949.02     94.22     6.999         359     79.69       641
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 349
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 2 of 5

POPULAR ABS 2005-5                            GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Stated Remaining Term (months)  Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
61 - 120                            1      101,818.09      0.33     7.300         119     80.00       599
121 - 180                          12    1,705,197.75      5.46     6.786         178     80.00       632
301 - 360                         171   29,451,949.02     94.22     6.999         359     79.69       641
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Min: 119
Max: 360
Weighted Average: 348
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
FRM                              # of       Principal      Curr     Gross   Remaining   Average   Average
ARM                             Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Fixed Rate                        184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Product                         Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Balloon 30/15                       7      971,973.56      3.11   7.053           178     80.00       623
Balloon 30/15 60mo IO               2      355,120.00      1.14   6.187           178     80.00       636
Fixed 10 yr                         1      101,818.09      0.33   7.300           119     80.00       599
Fixed 15 yr                         2      269,304.19      0.86   6.650           179     80.00       638
Fixed 15 yr - 60mo IO               1      108,800.00      0.35   6.690           180     80.00       689
Fixed 30 yr                       157   26,964,617.26     86.26   6.990           359     79.68       641
Fixed 30 yr - 60mo IO              14    2,487,331.76      7.96   7.092           359     79.87       644
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00   6.988           348     79.71       640
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
Prepayment Penalty Original      # of       Principal      Curr     Gross   Remaining   Average   Average
Term (months)                   Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
0                                  14    1,730,921.65      5.54     6.965         347     80.00       628
12                                 11    2,829,594.02      9.05     7.316         359     77.98       644
24                                 11    1,546,529.66      4.95     7.510         313     80.00       658
36                                 60    9,074,537.66     29.03     7.109         342     80.00       646
60                                 88   16,077,381.87     51.43     6.815         353     79.79       636
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Loans with Penalty: 94.46
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Lien                            Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
First Lien                        184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 3 of 5

POPULAR ABS 2005-5                            GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Documentation Type              Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Full Doc                        148     23,958,044.21     76.64     6.850         346     79.81       633
SI                               36      7,300,920.65     23.36     7.442         355     79.38       665
---------------------------------------------------------------------------------------------------------
Total:                          184     31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Loan Purpose                    Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Cashout Refinance                 107   18,553,321.28     59.35     6.929         348     79.51       632
Purchase                           61   10,368,922.35     33.17     7.108         346     80.00       657
Rate/Term Refinance                16    2,336,721.23      7.48     6.931         359     80.00       630
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Property Type                   Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Single Family Detached            178   29,623,577.69     94.77     7.003         347     79.71       639
Duplex                              4    1,199,766.82      3.84     6.731         359     80.00       680
Condominium                         2      435,620.35      1.39     6.693         359     79.28       628
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Occupancy Type                  Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Owner-Occupied                    181   30,959,146.08     99.04     6.972         348     79.71       640
Non-Owner Occupied                  3      299,818.78      0.96     8.705         358     80.00       690
---------------------------------------------------------------------------------------------------------
Total:                            184   31,258,964.86    100.00     6.988         348     79.71       640
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 4 of 5

POPULAR ABS 2005-5                            GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
------v-------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
State                           Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
New York                           14    3,319,891.18     10.62     7.024         359     78.11       653
Ohio                               22    2,821,106.54      9.02     6.990         336     79.89       638
Georgia                            15    2,367,322.64      7.57     7.020         359     80.00       626
Indiana                            18    2,067,956.04      6.62     7.272         353     80.00       640
Maryland                            7    1,912,263.76      6.12     6.619         359     79.68       617
Michigan                           13    1,767,932.13      5.66     7.117         337     79.66       645
Pennsylvania                        8    1,731,882.80      5.54     6.486         359     79.62       637
Florida                            10    1,717,527.39      5.49     7.429         358     80.00       638
Tennessee                          10    1,246,189.67      3.99     6.797         307     80.00       631
New Jersey                          3    1,238,282.86      3.96     6.281         359     80.00       638
Connecticut                         4    1,123,615.60      3.59     6.433         358     80.00       693
Arizona                             5    1,053,400.27      3.37     7.591         358     80.00       674
Virginia                            5    1,025,530.12      3.28     7.055         359     80.00       638
Missouri                            6    1,007,771.59      3.22     7.464         359     80.00       624
Colorado                            3      883,689.17      2.83     7.240         359     80.00       675
North Carolina                      8      754,998.20      2.42     7.173         333     80.00       635
Alabama                             4      631,520.54      2.02     6.927         359     80.00       620
Kansas                              4      606,937.07      1.94     7.129         359     80.00       614
Illinois                            4      559,571.78      1.79     7.049         358     80.00       619
Massachusetts                       2      515,770.02      1.65     6.720         359     80.00       628
Kentucky                            4      491,753.80      1.57     7.197         358     79.55       618
Wisconsin                           3      407,771.58      1.30     7.214         283     80.00       653
Oklahoma                            2      376,936.57      1.21     6.855         293     80.00       658
New Hampshire                       2      370,990.90      1.19     6.205         262     80.00       678
Utah                                2      355,861.42      1.14     6.680         359     79.12       639
South Carolina                      2      232,824.20      0.74     7.445         358     80.00       622
Arkansas                            2      231,807.61      0.74     7.171         356     80.00       654
California                          1      229,059.41      0.73     7.250         177     80.00       648
Washington                          1      208,800.00      0.67     7.490         360     80.00       597
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Total:                            184      31,258,964    100.00     6.988         348     79.71       640
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Top 3 Zip Code: 7642(1.74%),80424(1.59%),6013(1.52%),33414(1.45%),31029(1.34%)
Number of States: 29
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

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Gross Margin
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Minimum Interest rate
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Maximum Interest Rate
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Initial Periodic Rate Cap
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Subsequent Periodic Rate Cap
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
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